                                 United States
                       Securities and Exchange Commission
                            Washington, D.C.  20549


                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          DISCOVER CARD MASTER TRUST I
             (Exact name of registrant as specified in its charter)



       Delaware                      0-23108                   Not required
       --------                      -------                   ------------
(State of organization)     (Commission File Number)         (I.R.S. Employer
                                                           Identification No.)

c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                              19720
--------------------                                              -----
(Address of principal                                           (Zip Code)
executive offices)

                    SECURITIES TO BE REGISTERED PURSUANT TO
                           SECTION 12(b) OF THE ACT:


                                                      Name of each exchange
Title of each class                                   on which each class
to be so registered                                   is to be registered
-------------------                                   -------------------
      None                                                   None


                    SECURITIES TO BE REGISTERED PURSUANT TO
                           SECTION 12(g) OF THE ACT:


       Series 1998-7 5.60% Class A Credit Card Pass-Through Certificates Series 1998-7 5.90% Class B Credit Card Pass-Through Certificates
       -----------------------------------------------------------------
                                (Title of Class)


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Item 1.  Description of Registrant's Securities to be Registered.

         Item 1 incorporates by reference the "Description of the Investor Certificates" on pages 15 to 28 of the Prospectus dated November 4, 1998 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-16103) and "The Certificates" on pages S-26 to S-41 of the Prospectus Supplement dated November 4, 1998 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-16103).

Item 2.  Exhibits

             Exhibit 4.1 (a)           Pooling and Servicing Agreement, dated
                                       as of October 1, 1993, between Greenwood
                                       Trust Company as Master Servicer,
                                       Servicer and Seller and U.S. Bank
                                       National Association (formerly First
                                       Bank National Association, successor
                                       trustee to Bank of America Illinois,
                                       formerly Continental Bank, National
                                       Association) as Trustee (incorporated by reference to Exhibit 4.1 of Discover
                                       Card Master Trust I's Registration
                                       Statement on Form S-1 (Registration No.
                                       33-71502), filed on November 10, 1993).

             Exhibit 4.1 (b)           First Amendment to Pooling and Servicing
                                       Agreement, dated as of August 15, 1994,
                                       between Greenwood Trust Company as
                                       Master Servicer, Servicer and Seller and
                                       U.S. Bank National Association (formerly
                                       First Bank National Association,
                                       successor trustee to Bank of America
                                       Illinois, formerly Continental Bank,
                                       National Association) as Trustee
                                       (incorporated by reference to Exhibit
                                       4.4 of Discover Card Master Trust I's
                                       Current Report on Form 8-K, dated August
                                       1, 1995 and filed on August 10, 1995,
                                       File No. 0-23108).

             Exhibit 4.1 (c)           Second Amendment to Pooling and
                                       Servicing Agreement, dated as of
                                       February 29, 1996, between Greenwood
                                       Trust Company as Master Servicer,
                                       Servicer and Seller and U.S. Bank
                                       National Association (formerly First
                                       Bank National Association, successor
                                       trustee to Bank of America Illinois,
                                       formerly Continental Bank, National
                                       Association) as Trustee (incorporated by reference to Exhibit 4.4 of Discover
                                       Card Master Trust I's Current Report on
                                       Form 8-K, dated April 30, 1996 and filed on May 1, 1996, File No. 0-23108).


                                     Page 2
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             Exhibit 4.1 (d)           Third Amendment to Pooling and Servicing
                                       Agreement, dated as of March 30, 1998,
                                       between Greenwood Trust Company as
                                       Master Servicer, Servicer and Seller and
                                       U.S. Bank National Association (formerly
                                       First Bank National Association,
                                       successor trustee to Bank of America
                                       Illinois, formerly Continental Bank,
                                       National Association) as Trustee
                                       (incorporated by reference to Exhibit
                                       4.1(d) of Discover Card Master Trust I's
                                       Registration Statement on Form 8-A filed
                                       April 13, 1998, File No. 0-23108).

             Exhibit 4.2 Series Supplement, dated as of November 12, 1998, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National
                                       Association as Trustee, with respect to
                                       Series 1998-7, including form of Class A
                                       Certificate and form of Class B
                                       Certificate (incorporated by reference
                                       to Exhibit 4.1 of Discover Card Master
                                       Trust I's Current Report on Form 8-K,
                                       dated November 12, 1998, File No.
                                       0-23108).

             Exhibit 99.1 Prospectus Supplement dated November 4, 1998 and Prospectus dated November 4, 1998 with respect to the 5.60% Class A Credit Card Pass-Through Certificates and the 5.90% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1998-7.


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                                   Signature

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Discover Card Master Trust I
                                           (Registrant)

                                           By:  Greenwood Trust Company
                                           (Originator of the Trust)



Dated:  November 12, 1998                  By: /s/ John J. Coane
                                              --------------------------------
                                              John J. Coane
                                              Vice President, Chief
                                              Accounting Officer and Treasurer


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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.                                                             Page
-----------                                                             ----
4.1 (a)        Pooling and Servicing Agreement, dated as of             ---
               October 1, 1993, between Greenwood Trust
               Company as Master Servicer, Servicer and Seller
               and U.S. Bank National Association (formerly
               First Bank National Association, successor
               trustee to Bank of America Illinois, formerly
               Continental Bank, National Association) as Trustee
               (incorporated by reference to Exhibit 4.1 of
               Discover Card Master Trust I's Registration
               Statement on Form S-1 (Registration No. 33-71502),
               filed on November 10, 1993).

4.1 (b)        First Amendment to Pooling and Servicing Agreement,      ---
               dated as of August 15, 1994, between Greenwood Trust
               Company as Master Servicer, Servicer and Seller and
               U.S. Bank National Association (formerly First Bank
               National Association, successor trustee to Bank of
               America Illinois, formerly Continental Bank, National
               Association) as Trustee (incorporated by reference
               to Exhibit 4.4 of Discover Card Master Trust I's
               Current Report on Form 8-K, dated August 1, 1995
               and filed on August 10, 1995, File No. 0-23108).

4.1(c)         Second Amendment to  Pooling and Servicing Agreement,    ---
               dated as of February 29, 1996, between Greenwood Trust
               Company as Master Servicer, Servicer and Seller and U.S.
               Bank National Association (formerly First Bank National
               Association , successor trustee to Bank of America
               Illinois, formerly Continental Bank, National Association)
               as Trustee (incorporated by reference to Exhibit 4.4 of
               Discover Card Master Trust I's Current Report on Form
               8-K, dated April 30, 1996 and filed on May 1, 1996,
               File No. 0-23108).

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

Exhibit No.                                                             Page
-----------                                                             ----
4.1 (d)        Third Amendment to Pooling and Servicing Agreement,
               dated as of March 30, 1998, between Greenwood Trust
               Company as Master Servicer, Servicer and Seller and
               U.S. Bank National Association (formerly First Bank
               National Association, successor trustee to Bank of
               America Illinois, formerly Continental Bank, National
               Association) as Trustee (incorporated by reference
               to Exhibit 4.1(d) of Discover Card Master Trust
               I's Registration Statement on Form 8-A filed
               April 13, 1998, File No. 0-23108).

4.2            Series Supplement, dated as of November 12, 1998,        ---
               between Greenwood Trust Company as Master Servicer,
               Servicer and Seller and U.S. Bank National Association
               as Trustee, with respect to Series 1998-7, including
               form of Class A Certificate and form of Class B
               Certificate (incorporated by reference to Exhibit
               4.1 of Discover Card Master Trust I's Current Report
               on Form 8-K, dated November 12, 1998, File No. 0-23108).

99.1 Prospectus Supplement dated November 4, 1998 and Prospectus dated November 4, 1998 with respect to the 5.60% Class A Credit Card
               Pass-Through Certificates and the 5.90%
               Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1998-7.


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